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                                                                    Exhibit 21.0



                          EVEREN CAPITAL CORPORATION
                                 SUBSIDIARIES

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
                                                                           STATE OF
                                                                           --------
NAME                                                                    INCORPORATION
----                                                                    -------------
EVEREN Thrift Holdings, Inc. ..................................................Delaware
EVEREN Securities Holdings, Inc. ..............................................Delaware
     Bateman Eichler, Hill Richards Realty Services, Inc. ...................California
          Bateman Eichler, Hill Richards Housing Investors, Inc. ............California
     Bateman Eichler, Hill Richards Realty Co., Incorporated ................California
     BPL Holdings, Inc. .......................................................Delaware
          Boettcher FTZ Building, Inc. ........................................Colorado
          BPL Corporation. ....................................................Delaware
          Seven Sisters Corp. .................................................Delaware
     EVEREN Mortgage Group, Inc. ..............................................Delaware
          Gateway Mortgage Acceptance Corporation..............................Delaware
     EVEREN Securities, Inc. ..................................................Delaware
     ESI Fund Management, Inc. ................................................Delaware
     ESI Insurance Agency, Inc. of Colorado....................................Colorado
     ESI Insurance Agency, Inc. of Hawaii........................................Hawaii
     ESI Insurance Agency, Inc. of Nevada........................................Nevada
     ESI Insurance Agency, Inc. of Utah............................................Utah
     ESI Insurance Agency, Inc. of Wyoming......................................Wyoming
     ESI (MA) Insurance Agency. Inc. .....................................Massachusetts
     Prescott Realty Services, Inc. ...............................................Ohio
     Bateman Eichler, Hill Richards, Inc. (dormant)............................Delaware
     Boettcher & Company, Inc. (dormant).......................................Delaware
     Blunt, Ellis & Loewi, Inc. (dormant)......................................Delaware
     Lovett Underwood Neuhaus & Webb, Inc. (dormant)...........................Delaware
     Prescott, Ball & Turben, Inc. (dormant)...................................Delaware